INVEST
CORPORATE
FINANCE

AERKOMM
SMARTER. SAFER. CONNECTED.

CONFIDENTIAL ; NOT FOR DISTRIBUTION

AERKOMM

–

2020

INVESTMENT MEMORANDUM

AERKOMM

DISCLAIMER

THIS CONFIDENTIAL PRESENTATION IS NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, IN OR INTO THE UNITED STATES, FRANCE OR ANY OTHER JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION. THIS CONFIDENTIAL PRESENTATION IS ONLY BEING PROVIDED TO YOU SUBJECT TO YOUR ENTERING INTO A NON-DISCLOSURE AGREEMENT WITH INVEST CORPORATE FINANCE AND AERKOMM INC. AND SOLELY FOR THE PURPOSE OF ENABLING YOU TO EVALUATE AN INVESTMENT IN AERKOMM INC. (THE "COMPANY").

This Confidential Presentation contains certain information pertaining to the Company and has been prepared by the Company. This Confidential Presentation does not purport to be all-inclusive or to contain all the information that a prospective investor may desire. The Company and Invest Corporate Finance do not undertake any duty or obligation to update the information included in this Confidential Presentation or otherwise furnished in connection with this Confidential Presentation. Any financial projections or other statements of anticipated future performance that are included in this Confidential Presentation or otherwise furnished in connection with this Confidential Presentation are for illustrative purposes only and are based on assumptions by the Company that are subject to significant risks and uncertainties and may prove to be incomplete or inaccurate. Additional details regarding methodologies and assumptions underlying any projected returns presented in this Confidential Presentation are available upon request. Projected returns and financial information should not be regarded as, and are expressly not, a representation or guarantee of any particular performance or that you will achieve or are likely to achieve any particular result or that you will be able to avoid losses, including total loss of your investment. Actual results achieved may vary from any such projections and the variations may be material. Any estimates or forecasts contained in this Confidential Presentation are not a promise or representation by the Company as to future matters and nothing contained herein shall be relied upon as a representation as to future matters.

The Company, Invest Corporate Finance and their shareholders, members, partners, officers, directors, employees, agents and affiliates do not make any representation or warranty, express or implied, whether in writing or not, as to the accuracy or completeness of this Confidential Presentation or any of its contents, and the Company, Invest Corporate Finance and their shareholders members, partners, officers, directors, employees, agents and affiliates shall have no liability to you based on errors in or omissions from the information provided in this Confidential Presentation or otherwise furnished in connection with this Confidential Presentation, or that may otherwise result from your use of, or reliance on, the information contained in this Confidential Presentation or otherwise furnished in connection with this Confidential Presentation.

DISCLAIMER

You acknowledge and agree that this Confidential Presentation is being provided to you solely to assist in the initiation of your independent investigation of an investment in the Company, and in particular, does not contain disclosure of the risks associated with such an investment. This Confidential Presentation is not to be construed as investment, tax or legal advice in relation to the subject matter. All information contained in this Confidential Presentation or otherwise furnished in connection with this Confidential Presentation is as of March 2020, and you should make your own inquiries and consult your own professionals (including financial and tax advisors) as to the appropriateness and desirability of an investment in the Company and as to the legal, tax and related matters concerning such an investment. An investment in the Company is speculative and involves a significant degree of risk.

The information contained in this Confidential Presentation is qualified in its entirety by the business, financial and other information that the Company is required to publish in accordance with the rules, regulations and practices applicable to companies listed on OTCQX and the professional segment of the regulated market of Euronext Paris, including in particular the risk factors and other information disclosed in our Registration Statement on Form S-1 filed with the Securities and Exchange and the prospectus, which received the French Autorité des Marchés Financiers (AMF) visa n°19-372 on July 17, 2019, and in any other periodic report of the Company, which are available free of charge on the websites of the Company (www.aerkomm.com) and the SEC (https://www.sec.gov/edgar.shtml).

This Confidential Presentation does not constitute a prospectus within the meaning of Regulation 2017/1129 EU of the European Parliament and of the Council of 14 June 2017 (the "Prospectus Regulation").

This Confidential Presentation does not constitute or form part of, and should not be construed as, any offer, invitation, solicitation or recommendation to purchase, sell or subscribe for any securities of the Company in the United States, France or in any jurisdiction in which such offers or sales are unlawful (the "**Excluded Territories**") and neither the issue of this Confidential Presentation nor anything contained herein shall form the basis of or be relied upon in connection with, or act as an inducement to enter into, any investment activity.

Accordingly, unless an exemption under relevant securities laws applies, any securities of the Company may not be offered, sold, resold, taken up, exercised, renounced, transferred, delivered or distributed, directly or indirectly, in or into an Excluded Territory or any other jurisdiction if to do so would constitute a violation of the relevant laws of, or require registration of such securities in, the relevant jurisdiction.

DISCLAIMER

This Confidential Presentation is only addressed to and directed to persons: (i) solely outside the United States who are not "U.S. persons" in "offshore transactions" in each case as defined in Rule 902 of Regulation S ("Regulation S") under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"); (ii) under and in compliance with the laws and regulations governing the private placement exemptions in the jurisdictions where securities of the Company will be offered and sold, including to "qualified investors" within the meaning of Article 2(e) of the Prospectus Regulation in France and other member states of the European Union; or (iii) outside the United States and the member states of the European Union to whom it may otherwise lawfully be communicated (all such persons together being referred to as "Relevant Persons"). Any investment or investment activity to which these materials relate is available only to Relevant Persons, and will only be engaged with such persons.

Although securities of the Company will be registered under the U.S. Securities Act pursuant to a registration statement, the offering of such securities will not involve any securities being offered, sold or delivered within the United States or to U.S. persons (as defined in Regulation S), no directed selling efforts (as defined in Regulation S) in the United States relating to the Company or such securities will be made by the Company, any of its affiliates or any person acting on their behalf, and the Company, its affiliates and persons acting on their behalf will not engage in any other offering, selling or marketing activity in the United States or directed to U.S. persons (as defined in Regulation S) relating to the Company or such securities. Securities of the Company will only be offered, sold and delivered to non-U.S. persons (as defined in Regulation S) in offshore transactions (as defined in Regulation S) outside the United States.

This Confidential Presentation does not constitute an offer of securities of the Company to the public in the United Kingdom. This Confidential Presentation has not been published or approved for publishing by an "authorised person" within the meaning of Article 21(1) of the Financial Services and Markets Act 2000. Consequently, this Confidential Presentation is intended solely for (i) persons located outside the United Kingdom, (ii) investment professionals within the meaning of Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended, (iii) persons referred to in Article 49(2) (a) to (d) (companies with significant shareholders' equity, non-registered associations, etc.) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (persons cited in paragraphs (i), (ii) and (iii) all of whom being designated as "Eligible Persons"). The securities of the Company are directed only at Eligible Persons and no invitation, offer or agreements to subscribe, purchase or otherwise acquire the securities of the Company may be proposed or made other than with Eligible Persons. Any person other than an Eligible Person may not act or rely on this Confidential Presentation. This Confidential Presentation is not a prospectus approved by the Financial Conduct Authority or any other UK regulatory authority for the purposes of Section 85 of the Financial Services and Markets Act 2000.

DISCLAIMER

If you are not permitted to view this Confidential Presentation or other materials furnished in connection with this Confidential Presentation or are in any doubt as to whether you are permitted to view this Confidential Presentation or other materials furnished in connection with this Confidential Presentation, please certify the destruction of or return this Confidential Presentation or other materials furnished in connection with this Confidential Presentation to Invest Corporate Finance at 73 boulevard Haussmann, 75008 Paris, France, Attention: Marc Grosjean. This Confidential Presentation or other materials furnished in connection with this Confidential Presentation must not be released or otherwise forwarded, distributed or sent in or into an Excluded Territory or any jurisdiction in which such offers or sales are unlawful. Persons receiving this Confidential Presentation or other materials furnished in connection with this Confidential Presentation (including custodians, nominees and trustees) must not distribute or send them in, into or from an Excluded Territory.

By your acceptance of this Confidential Presentation, you agree to comply with your non-disclosure agreement that this Confidential Presentation and the information contained therein is of a confidential nature and that you will not disclose or distribute this Confidential Presentation or any information contained herein to any other person, firm, or entity without the prior written authorization of Invest Corporate Finance, other than your advisors or colleagues in your firm, and only after they have agreed to maintain the confidentiality of this Confidential Presentation and be bound by the terms of your non-disclosure agreement.

Any questions regarding this Confidential Presentation or requests for additional information regarding the Company shall be directed only to: Invest Corporate Finance, 73 boulevard Haussmann, 75008 Paris, France, Attention: Marc Grosjean, Tel.: +33 1 44 88 77 91, Email: mgrosjean@invest-cf.com.

Forward Looking Statements

This presentation incorporates information from a prospectus (the “Prospectus”) contained in our registration statement on Form S-1 (the “Registration Statement”) filed with the Securities and Exchange Commission (SEC File No. 333-237942) on April 30, 2020, for the offering to which this communication relates and contains forward-looking statements. The investors should read the Prospectus, available at sec.gov, in its entirety before investing. All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward looking statements.

DISCLAIMER

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the "Risk Factors" section of the Prospectus. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this prospectus may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward looking statements.

Impact of COVID-19 Virus

The following presentation does not take into account the impact of the COVAD-19 coronavirus on our industry and markets. We cannot at this time estimate or quantify the medium and long-term impact and effect of the coronavirus and there can be no certainty with respect to any of our business and marketing expectations and plans. We expect that, at least in the short term, the coronavirus could have a negative impact of our business prospects and the market introduction of our in-flight entertainment and connectivity product offerings.

Invest Corporate Finance
73, boulevard Haussmann
75008 Paris France

Tel: +33 1 44 88 77 88
Fax: +33 1 44 88 77 89

Jean-Emmanuel VERNAY
CEO
+33 1 44 88 77 82
jev@all-invest.com

Marc GROSJEAN
Managing Partner
+33 1 44 88 77 91
mgrosjean@invest-cf.com

Tom AUVRAY
Associate
+33 1 80 97 22 07
tauvray@invest-cf.com

INVEST
CORPORATE
FINANCE

TABLE OF CONTENTS

1. EXECUTIVE SUMMARY

- AERKOMM's overview
- Historical milestones
- Investment criteria
- Corporate structure

1. EXECUTIVE SUMMARY

■ AERKOMM's overview

A development stage service provider of In-Flight Entertainment and Connectivity (IFEC)




AIRCOMPAC
ACJ





x2

An underlying market set to double in size in 20 years (from 4 bn passengers in 2019 to 8 bn passengers in 2038)

WWW

A full range of services: streaming, search engine, trading, video on demand, social media, gaming etc

Both Built In-Flight entertainment systems (seat-back display) and passengers' own personal devices

Satellite technology, with connectivity designed for both LEO and GEO satellites

Free services to passengers, with revenues generated through advertising and transactions

A tangible potential market: only 25% of today's airplanes are equipped to offer some form of on-board connectivity

A healthy balance sheet consisting mainly of a land acquisition in Taiwan and no significant debt

Revenue sharing with airlines, aligning interests and allowing to maintain control over data traffic

Additional targets: hotels located in remote regions and maritime use









1. EXECUTIVE SUMMARY

■ Historical milestones

2016.01
Entered into MOU with Letv, YAHOO!

2017.02
Aircom Pacific completed reverse acquisition to become wholly owned subsidiary of publicly traded Aerkomm Inc.

2018.03
Entered into MOU with Onurair, airmalta, AIRBUS

2018.12
Signed Firm Agreement with AIRBUS

2019.03
Signed GTA with the launch customer MJet

2019.07
Complete land acquisition in Taiwan

(*waiting for title transfer*)

2019.07
Euronext listing

2020.01
Signed agreement with HONGKONG AIRLINES 香港航空

Q1 2021
Concession License for Satellite Mobile Communication Operations

1. EXECUTIVE SUMMARY

Investment criteria

1 A promising underlying market

- According to LSE report, Inflight connectivity market generated c. $0.9bn of ancillary revenues in 2018 and is expected to reach $30bn by 2035 and number of passengers is expected to grow from 4 billion in 2018 to 8 billion in 2038.
- Number of aircraft is expected to grow accordingly which presents new potential opportunities for AERKOMM.
- Market Growth is subject to the impact of the COVID-19 crisis.

2 An innovative business model

- Unlike most of its competitors, AERKOMM based its business model on revenue sharing with commercial airlines.
- Free access to IFEC and Wi-Fi will increase significantly the number of connections and therefore advertising potentials.
- Private jets have not enough online traffic potential to enter the revenue sharing business model. AERKOMM will provide an advanced technology by selling the devices and necessary bandwidth to its customers.

3 Strong barriers to entry

- AERKOMM has limited patent applications. However, it has benefited from strong barriers to entry deriving from:
  - *"first mover"* among competitors to enter the expensive and time consuming Service Bulletin process with AIRBUS, and
  - A technological advantage.
- Discussions with content providers such as Tencent, China Telecom and others are currently held to provide state-of-the-art entertainment.

4 A seasoned management team and a fully committed board of directors

- The management team has a proven track record with extensive experience in (i) satellite industry, (ii) regulated environment and (iii) aviation industry.
- The management team is supported by a board of directors fully committed to structure and develop the company.

5 A strategic land acquisition necessary to obtain the telecommunication license

- A strategic land acquisition in Taiwan, in the heights of Taipei, to build a satellite ground station covering the whole Asia-Pacific region.
- Part of the land will be leased, a Samoa based company, for them to build their own ground station ensuring recurring revenues to AERKOMM.

6 Strong financial potentials

- Strong revenue potential based on sponsors and passenger usage on aircraft.
- AERKOMM positioned to enter into a ramp up phase starting in 2020 with more than 30 planes equipped in 2020, 50 plus in 2021 and 300 per year afterwards.

1. EXECUTIVE SUMMARY

■ Corporate structure



Aerkomm Inc.
(Nevada)
100%
Aerkomm Taiwan
Inc (Taiwan)
100%
Aircom Pacific, Inc.
(California)
100%
Aircom Pacific Inc.
Ltd (Hong Kong)
100%
Aircom Telecom
LLC (Taiwan)
100%
Aircom Japan, Inc.
(Japan)
100%
Aircom Pacific Ltd.
(Seychelles)
100%
Beijing Tatai
Communication Co,
Ltd (China)
Aerkomm Pacific
Ltd (Malta)
Shareholders
Holding
Operating entities

■ AERKOMM Inc. is a holding company. All of its business operations are conducted through its several operating subsidiaries. The chart above presents its actual corporate structure

2. A PROMISING UNDERLYING MARKET

- A steady increase in number of commercial aircraft as a key driver of the underlying market
- Expected in-flight Wi-Fi services revenue evolution
- FOCUS on AERKOMM competitive framework

2. A PROMISING UNDERLYING MARKET

■ A steady increase in number of commercial aircraft as a key driver of the underlying market

COMMERCIAL AIRCRAFT FLEET

- There are currently more than 23,000 commercial aircraft flying globally, a number that has been expected to more than double in the next 20 years. Both Airbus and Boeing have estimated that the global fleet of commercial aircraft will increase from 23,000 planes in 2019 to more than 50,000 in 2038, according to their respective reports of 2019 "Global Market Forecast report 2019 – 2038" and "Commercial Market Outlook 2019 – 2038."

EXPONENTIAL GROWTH OF CONNECTED AIRCRAFT:

- Over the next twenty years, the percentage of connected aircraft is estimated to increase from 30 percent to over 75 percent of the global fleet. Increased connectivity will bring new opportunities for real-time airplane tracking, troubleshooting, and data analysis.
- According to a Market Research Report by Grand View Research, the global in-flight entertainment and connectivity market size was valued at around USD 5.9 billion in 2019 and the IFEC market is projected to reach USD 10.5 billion by 2025, at a compound annual growth rate, or CAGR, of 10.3% from 2019 to 2025.
- This analysis has been performed before the COVID-19 crisis and could be negatively affected.

Number of commercial aircraft



Number of aircraft
50,000
47,680
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
25,000
Growth
39,210
14,210
Replacement
22,680
8,470
Stay
Beginning 2019
2038
New deliveries

Source : Airbus Global Market Forecast report 2019 – 2038

Commercial aircraft with IFC



CAGR
10.3%
USD 5.9
Billion
USD 10.5
Billion
2019
Market Size (USD Billion)
2025

Source: Market Research Report by Grand View Research

2. A PROMISING UNDERLYING MARKET

■ Expected in-flight Wi-Fi services revenue evolution

IN-FLIGHT WI-FI MARKET

- According to the London School of Economics ("LSE") report, broadband enabled ancillary revenue was forecasted at US$0.9 billion for 2018.
- The LSE study estimates that this revenue would increase at a 21% CAGR over the 2018-2035 period to reach US$30 billion by 2035.
- Based on the increasing number of passengers and the technological milestones to be reached, in-flight connectivity is a market with strong potentials .
- The Asia Pacific region is expected to increase faster than other regions due to its demographic expansion.
- As mentioned before, the figures presented aside are before the potential negative impact of the Covid-19 crisis.

IN-FLIGHT WI-FI SERVICES GLOBAL REVENUES


$ Billion
35
30
25
20
15
10
5
0
CAGR : 21,34%
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
North America
Europe
Asia Pacific
Rest of the world


The airline value of broadband-enabled ancillary revenue
In 2018, inflight connectivity generated c. $0.9bn and should be worth
$30bn
by 2035
3.2% growth
$0.9bn
2018
$15.9bn
2028
$30bn
2035

Source : LSE report

2. A PROMISING UNDERLYING MARKET

■ FOCUS on AERKOMM competitive framework

1/2

FASTER TECHNOLOGY FREE FOR PASSENGERS AND AIRLINES

	AERKOMM (USA)	gogo (USA)	SITAONAIR (Switzerland)	Panasonic (Japan)	Global Eagle (USA)	THALES (France)	inmarsat (UK)
L-Band	✗	✗	✓	✗	✗	✗	✗
Ku-Band	✗	✓	✗	✓	✓	✗	✗
Ka-Band	✓	✗	✓	✗	✓	✓	✓
GEO satellite	✓	✓	✓	✓	✓	✓	✓
LEO satellite	~	~	✗	✗	✗	✗	✗
Black Box Live	~	✗	✓	✓	✗	✗	✗
Online streaming gaming	~	✗	✗	✗	✗	✗	✗
Video streaming	✓	~	✗	✗	✗	✓	~
Cost of equipment/ connectivity for the airline company / Cost for the passenger	100% FREE	$	$	$	$	$	$

2. A PROMISING UNDERLYING MARKET

■ FOCUS on AERKOMM competitive framework

2/2

MAIN COMPETITORS

GoGo Inflight Internet

Launched in 2008 with Air to Ground (ATG) technology. ATG technology offers 3Mbit/s per flight. IPO on June 21, 2013 at $17 per share. 2Ku band connectivity.

GOGO is well established in the US market making it challenging to penetrate this country.

Panasonic

Focus on in-flight entertainment system. Launch in mid-2010 utilizing Ku band system installed by Connexion by Boeing.

SitaOnAir

Internet OnAir launch on March 2010. L-Band and Ka-band satellite links offering 864Kbits and 50Mbits respectively per flight.

Global Eagle Entertainment

Founded by veterans from MGM and CBS. Focus on entertainment content deliver and licensing. GEE acquired Row 44 for $250 million to gain connectivity and Southwest Airlines as customer.

INVEST
CORPORATE
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3. A WIDE SERVICE OFFERING BASED ON AN INNOVATIVE TECHNOLOGY

- Description of the services to be provided
- From old-fashioned entertainment service to a full and up-to-date service
- An antenna produced in the United States
- A competitive advantage due to hybrid GEO/LEO technology

3. A WIDE SERVICE OFFERING BASED ON AN INNOVATIVE TECHNOLOGY

■ Description of the services to be provided

AERKOMM WILL BRING CONNECTIVITY ON BOARD AIRCRAFT AND PROVIDE IN-FLIGHT ENTERTAINMENT

Bring connectivity solutions on board aircraft with satellite communication

Aircraft equipped with connectivity instruments can communicate with satellites via an airborne antenna. The satellite then relays the information to a ground station, which is equipped with a high- power satellite dish and is connected to the internet through the ground station.

1 AirCinema Lite

- The AERKOMM AirCinema system, which AERKOMM is designing and implementing specifically for Hong Kong Airlines, will introduce free high speed internet access to the seat back screens.
- Instead of the traditionally preloaded and fixed selection of in-flight entertainment, passengers will have access to high-speed internet streaming services for videos, music, live TV, and social media.

2 Wi-Fi solutions





- All the passenger personal devices will have the capability to connect to the internet for free through Wi-Fi connectivity.
- Ka-Band technology will be used to transmit data.

3 Content solutions



Movies & TV



Online Gaming



Shopping

- Contracts with content providers to bring In-flight Entertainment such as live TV, social media and instant messaging, online streaming/gaming and shopping.
- This will be directly accessible through the seatback display or on passengers' personal devices.

4 Black Box live



- Real-time transmission of in-flight data.
- Airline companies will save time and money to retrieve the information as it will be directly available online.

3. A WIDE SERVICE OFFERING BASED ON AN INNOVATIVE TECHNOLOGY

- From old-fashioned entertainment service to a full and up-to-date service

An innovative approach that differentiates AERKOMM from existing market players

- Partner with airlines and offer airline passengers free IFEC services
- Expect to generate revenue through advertising and in-flight transactions
- No connection fees drives greater usage of broadband services

From...



Old TV programs, movies, and magazines



Cut off from the world


PAID

Paid (or no) Wi-Fi connectivity service

To...


LIVE TV
MOVIES
MUSIC
INTERNET
SHOPPING
GAMES
AVENGERS

Live TV, gaming, online movies, etc.


HONGKONG AIRLINES
香 港 航 空

Tailored connectivity


100% FREE

Free Wi-Fi connectivity service

3. A WIDE SERVICE OFFERING BASED ON AN INNOVATIVE TECHNOLOGY

■ An antenna produced in the United States

DESCRIPTION OF THE AERKOMM K++ SYSTEM

- The AERKOMM K++ system will be available in-flight thanks to the ultra-low profile antenna, located at the back of the airplane.
- The ultra-low profile antenna is the lowest in the market. Its ultra low profile design has been assessed by Airbus as having the lowest drag to weight ratio on the market.
- The product is comprised of two antennas accommodated within an aerodynamic protection attached to the fuselage of the plane.
- Aerkomm entered into a definitive agreement with Airbus in November 2018 to certify the AERKOMM K++ system. The certification is expected in Q4 2020.

Location of the antenna


ACJ319

DESCRIPTION OF THE ANTENNA



Lateral view of the antenna protection (radome) attached to the fuselage of the plane





The antennas

Inside the protection

3. A WIDE SERVICE OFFERING BASED ON AN INNOVATIVE TECHNOLOGY

- An antenna produced in the United States

SIMPLIFIED ARCHITECTURE OF THE EQUIPMENT INSTALLATION


ADIRU
KANDU
KRFU
switch
ModMan
Router
WAP

3. A WIDE SERVICE OFFERING BASED ON AN INNOVATIVE TECHNOLOGY

■ A competitive advantage due to hybrid GEO/LEO technology

Overview of current technology used by competitors

- Most in-flight connectivity systems currently rely on the **Ku-band** satellite signals for communication
- Many players in the market are working to provide higher bandwidth and faster transmission rates using the **Ka-band**
- **Ka-enabled** satellites are regularly being launched which will give worldwide coverage
- Future Telesat LEO Ka satellites will be ready starting Q3 2022

Aerkomm plans to bring to its future airline partners and their passengers the benefits of Ka-band satellite technologies

Aerkomm's Ka-Band GEO/LEO System

Ka-band

- Low latency
- Increase data throughput
- Support future Telesat LEO satellite systems for super-high speed Internet services

INVEST CORPORATE FINANCE

4. DESCRIPTION OF THE BUSINESS MODEL

- The business model
- An innovative revenue sharing business model
- A fee-based business model for private jets
- Other markets targeted by AERKOMM

4. DESCRIPTION OF THE BUSINESS MODEL

■ The business model

AERKOMM WILL PROVIDE ON-BOARD CONNECTIVITY USING TWO DIFFERENT BUSINESS MODELS DEPENDING ON THE CAPACITY OF THE TARGET USER TO GENERATE TRAFFIC

Business model

Free model

Targeted users
- Commercial Airline companies

Sources of revenue
- Advertising
- Commissions

Type of suppliers and content providers (descriptive only)
- Google
- Tencent
- AT&T
- 中国电信 CHINA TELECOM

Based on shared revenue business model with targeted users to encourage the use of AERKOMM's solution

Prepaid model

Targeted users
- Private jet
- Oil & Gas platform
- Private boat
- Marine

Sources of revenue
- Equipment sales
- Bandwidth sales

Type of paying customers (descriptive only)
- ACJ Airbus Corporate Jets
- BBJ Boeing Business Jets
- Royal Caribbean Cruises Ltd.
- Marriott Hotels · Resorts · Suites
- MSC Croisières

AERKOMM will provide premium connectivity and content to their customers by selling the Aerkomm K++ system and related bandwidth

4. DESCRIPTION OF THE BUSINESS MODEL

■ An innovative revenue sharing business model

A FREE BUSINESS MODEL BASED ON ADVERTISING REVENUES

- Traditionally, providers of in-flight connectivity focus primarily on the profit margin deriving from the sale of hardware to airlines and of bandwidth to passengers. Both airlines and passengers must "pay to play," which results in low participation and usage rates.
- AERKOMM's objective is to break away from the classic model to set a new trend by partnering with airlines and other strategic partners, such as online advertisers and content providers, to offer commercial airline passengers free IFEC solutions. Airlines can generate new ancillary revenues through participating to the revenue sharing model while passengers will not be required to pay for connectivity.
- This novel approach creates an incentive for airlines to work with AERKOMM and should help to increase passenger usage rates which automatically generates more revenue. This is an innovative approach that differentiates AERKOMM from existing market players.

REVENUE SHARING MODEL



Hardware investment
by Aerkomm


Online videos
Cost per action
Banners
Display ads
Pre-roll videos
Movie video ads
$

Bespoke content provider and
customized entertainment solution


$

Revenue sharing model and
alignment of interest

4. DESCRIPTION OF THE BUSINESS MODEL

■ A fee-based business model for private jets

A PAYING BUSINESS MODEL FOR PRIVATE JET CUSTOMERS

- There is a strong demand by corporate jet owners to have **high-speed internet connectivity** installed on their aircraft. However, corporate jet customers would not generate sufficient internet traffic to make the free-service business model profitable.
- Additionally, AERKOMM plans to sell IFEC system hardware and the bandwidth required to operate the advanced program to corporate jet owners through Airbus Corporate Jets (ACJ) and Boeing Business Jets (BBJ). The bandwidth will be priced on a subscription price basis. A definitive agreement has been signed with the corporate jet and launch customer, MJet GMBH, and AERKOMM is in advanced discussion with a number of additional potential customers.
- MJet aircraft will also be the **prototype aircraft used by AIRBUS** to install, test and certify the Aerkomm K++ system which is expected to be carried in Q4 2020.
- At the Airbus ACJ Customer Forum (February 2019), AERKOMM was provided the opportunity to demonstrate the Aerkomm K++ system. A number of ACJ clients at the Airbus ACJ Customer Forum showed interest in the IFEC product offering. AERKOMM is currently in active discussions with potential customers.


Cellular Connectivity
In-flight Wi-Fi
In-flight e-commerce
Social Media and Messaging
Movies and Live TV
Online/Streaming Gaming
Revenue generation
Equipment sales
Bandwidth sales

4. DESCRIPTION OF THE BUSINESS MODEL

■ Other markets targeted by AERKOMM

REMOTE LOCATION AND HOTELS AND THE MARITIME MARKET WILL ALSO BENEFIT FROM AERKOMM TECHNOLOGY

- In addition to the strong focus on IFEC systems for aircraft, AERKOMM started to develop related satellite based internet connectivity systems for other markets and applications. Two connectivity systems have been developed:
  - For hotels (primarily in remote locations), and
  - For maritime use.
- Both systems use the Ku-band.
- The Ku-band offers reliable service outside of the Ka-band coverage over the ocean and in mountainous regions and is focused on covering remotely located hotels and resorts as well as the maritime sector.
- These types of sales will not generate sufficient traffic and advertising potential to develop a free business model; therefore AERKOMM sells equipment and required bandwidth to provide full connectivity for hotels and vessels.
- AERKOMM is currently at the customer demonstration stage in the East Asia market with maritime satellite communications equipment and services.







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5.

A STRATEGIC LAND ACQUISITION IN TAIWAN

- A mandatory land acquisition to build a ground station and obtain the telecommunication license
- Expansion potential
- A strategic partnership with a Samoa based telecom company

5. A STRATEGIC LAND ACQUISITION IN TAIWAN

■ A mandatory land acquisition to build a ground station and obtain the telecommunication license

AERKOMM choose to acquire a land parcel in Taiwan for purposes of providing efficient coverage



Acquired Land
Taipei
ACQUIRED LAND

- To successfully obtain the telecommunication license required to operate as an IFEC service provider and enter the Asian market, AERKOMM decided to build a ground station at a strategic location. The company acquired a land parcel in Taiwan, close to Taipei, more precisely located in Da Shui Ku Section within Xinyi District in Keelung City.
- This land acquisition is part of the process to obtain a Concession License for Satellite Mobile Communications Operation in the Republic of China (Taiwan) and then the Land Ownership License, so it can operate the ground station. Management estimated that Aerkomm Taiwan can obtain a Land Ownership License approximately during Q1 2021 (target date)
- This land is a large plot with a total size of 469.5 k sqm. Nevertheless, the parcel is representing 5.4% of the whole land (c. 25 k sqm amounting to US$34.4M). Due to the Land Code re-draft actually operated by the Taiwanese Government, the title to the property has not been transferred yet to AERKOMM. The new deed will be provided after the completion of the Land Code and following the Company's acquiring the necessary licenses and permits.
- The site has various attractive features. In addition to the Taiwanese strategic implementation, the land benefits from a suitable altitude and an absence of overlook as it is surrounded by cemeteries and crematorium services. Besides, there is still a room for potential field expansions in the future. AERKOMM benefits from a verbal agreement received from the landowner to take precedence over potential competitors to purchase the rest of the land.
- The full acquisition was successfully completed on July 3, 2019 when AERKOMM paid the remaining amount of US$624,462 for the purchase of the parcel (the " Land"). On July 16, 2019, the Seller provided AERKOMM with a letter of undertaking (i) not to exercise his right to cancel and terminate the definitive agreement to purchase the Land and (ii) to proceed with the transfer of ownership of the land to AERKOMM.

5. A STRATEGIC LAND ACQUISITION IN TAIWAN

■ Expansion potential

May 2018	July 2019	2021
Acquisition of the land	**Fully Ownership of the land**	**Construction of the ground station**
Initial payment of $33,850k to acquire the land	*Payment of the remainder ($624k)*	*First ground station in partnership with a lessee*

Geostationary satellite

At the beginning, AERKOMM will use geostationary satellites already operational.



Direction 1
Direction 2
Direction 3
Direction 4
Red zone
Yellow zone

- 4 antennas will be built with 4 different directions in order to cover most of the Asia-Pacific region. The estimated construction duration is 1 to 3 months and is expected to start during 2021.
- The acquired land includes red and yellow zones: they stake out respectively the prohibited and uninhabitable areas due to potential radiation exposure.

5. A STRATEGIC LAND ACQUISITION IN TAIWAN

■ A strategic partnership with *a Samoa based telecom company*

AERKOMM will benefit from a strategic and sustainable partnership with a Samoa based telecom company

- At the moment, only a binding MOU is effective with the Samoa-based company specializing in Telecommunication, subject to a definitive agreement.
- The company intends to operate a data processing center and satellite uplink ground station on the land parcel acquired by AERKOMM through a leasing contract. They will use the satellite dishes built by AERKOMM to build their own ground station.
- Therefore, this partnership will result in the construction of the first data processing center based on geostationary satellite reception used by the future partner.

- The use of the site will conduct to a five-year land lease contract:
  - It will consist in a rent paid by the lessee to use the land acquired by AERKOMM (the lessor) for c.$2.3 M per year (corresponding to NT$70 M).
- Consequently, it will represent a meaningful source of revenues for AERKOMM for at least 5 years from the moment the ground station is built.

- This partnership is a win-win situation.
- From the lessee's point of view, this land will be used as a security location in case of any lack of connectivity with its first ground station based in Hong Kong (i.e. bad weather conditions could affect the connectivity).
- AERKOMM will need to set up similar agreements with other connectivity providers to ensure continuity in service. The actual security location expected to be located in Japan.

Aerkomm cannot guarantee that a definitive agreement with the Samoan telecom company will be signed.

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6.

CURRENT STATUS OF ONGOING AGREEMENTS

- Signed agreement with Hong Kong Airlines
- AERKOMM has a competitive advantage due to the Service Bulletin with AIRBUS
- Ongoing discussions with aircraft manufacturers

6. CURRENT STATUS OF ONGOING AGREEMENTS

■ Signed agreement with Hong Kong Airlines

HONGKONG AIRLINES 香港航空 ⟷ ⟷ AERKOMM SMARTER. SAFER. CONNECTED.

- Aerkomm Inc. ("Aerkomm" or "the Company"), a development stage service provider of In-Flight Entertainment and Connectivity solutions for the airline industry, announced that its wholly owned subsidiary, Aircom Pacific, Inc. ("Aircom") has signed an agreement with Hong Kong Airlines Ltd ("Hong Kong Airlines") to provide Hong Kong Airlines with both its AirCinema and AERKOMM K++ In-Flight Entertainment and Connectivity ("IFEC") solutions.
- Under the terms of the agreement, Aircom shall provide to Hong Kong Airlines its Ka-band AERKOMM K++ IFEC system for installation on its fleet of 12 Airbus A320 and 5 Airbus A330-300 aircraft as well as the AERKOMM AirCinema system for the Airbus A320 aircraft.
- The AERKOMM AirCinema system, which Aircom is designing and implementing specifically for Hong Kong Airlines, will introduce free high speed internet access to the seat back screens of Hong Kong Airlines' Airbus A320 aircraft, connected via the Ka-band AERKOMM K++ IFEC system. Instead of the traditionally preloaded and fixed selection of in-flight entertainment, passengers will have access to high-speed internet steaming services for videos, music, live TV, and social media. Aircom and Hong Kong Airlines will work closely together to develop the AERKOMM AirCinema system, thus making Hong Kong Airlines the launch customer for this innovative solution.
- The AERKOMM K++ IFEC system will also provide passengers of Hong Kong Airlines with an "at home" network experience by giving free access to on-board WiFi internet connectivity to all passenger personal devices, including laptops, mobile phones and tablets. The AERKOMM K++ system will be ready future-proof and compatible with the next generation of satellite technologies. This system will also provide passengers of Hong Kong Airlines with access to e-commerce amenities such as in-flight shopping and travel services. Details and terms about the services to be provided via the AERKOMM K++ system are being actively discussed by Aircom and Hong Kong Airlines and will be set forth in one or more service level agreements to be entered into by the parties.
- Mr. Jeffrey Wun, former CEO and now CTO of Aerkomm, commented, "This agreement marks the next step in our partnership with Hong Kong Airlines, who will be the launch customer of our AERKOMM K++ IFEC system. In addition, this agreement, as the first application of our technology to a commercial passenger fleet, is a milestone in the commercialization of our AERKOMM K++ IFEC system. We look forward to furthering our partnership with Hong Kong Airlines to implement our industry-leading technology."

6. CURRENT STATUS OF ONGOING AGREEMENTS

■ AERKOMM has a competitive advantage due to the Service Bulletin with AIRBUS

DIFFERENCE BETWEEN THE SERVICE BULLETIN AND THE SUPPLEMENTAL TYPE CERTIFICATE (“STC”)

- The aeronautical industry is highly regulated. When an aeronautical product needs to be modified, certifications must be obtained (STC) from the regulated authorities (different in each region).
- An airplane manufacturer, such as Airbus, can provide a full service package (Service Bulletin) including the certification from the different regulated authorities (FAA, EASA, CAAC), installation and integration in the catalog.
- AERKOMM is the “*first mover*“ in the Service Bulletin process and will create a strong barrier to entry for AIRBUS.

Service Bulletin

- Agreement signed with the aircraft manufacturer (AIRBUS) to provide a complete solution :
  - Full certification (“STC”)
  - Testing and Installation
  - Catalog integration

24 months for certification

STC

- Supplemental Type Certificate (STC) will be issued when an applicant has received the approval from control authority (FAA, EASA, CAAC) to modify an aeronautical product from its original design.
- The STC, which incorporates by reference the related TC, approves not only the modification but also how that modification affects the original design.

12 months for certification

6. CURRENT STATUS OF ONGOING AGREEMENTS

■ Ongoing discussions with aircraft manufacturers

CURRENT NEGOTIATIONS AIRCRAFT MANUFACTURERS

- Service Bulletin with AIRBUS
  - On November 30, 2018, in furtherance of a memorandum of understanding (MOU) signed in March 2018, AERKOMM entered into an agreement with AIRBUS, pursuant to which AIRBUS will develop and certify a complete solution allowing the installation of the "*AERKOMM K++*" system on AIRBUS' single aisle aircraft family including the AIRBUS A319/320/321, for both Current Engine Option (CEO) and New Engine Option (NEO) models.
  - AIRBUS will also apply for and obtain a Supplemental Type Certificate (STC) from the European Aviation Safety Agency (EASA), as well as from the U.S. Federal Aviation Administration (FAA), for the AERKOMM K++ system. It is also anticipated that the Bilateral Aviation Safety Agreement between EASA and the Civil Aviation Administration of China, or CAAC, will be finalized and go into effect by early 2020. If the Bilateral Agreement is finalized in its present form, the STC approved by EASA will automatically be accepted by CAAC. This would significantly reduce the cost and time required for AERKOMM to launch the business with China-based customers.
  - Pursuant to the terms of the AIRBUS agreement, AIRBUS will provide AERKOMM with the retrofit solution which will include the Service Bulletin and the material kits including the update of technical and operating manuals pertaining to the aircraft and provision of aircraft configuration control. The timeframe for the completion and testing of this retrofit solution, including the certification, is expected by Q4 2020. Once the project is completed, AERKOMM, will be able to commence installation of the AERKOMM K++ system on aircraft as a retrofit and a line fit. For line fit aircraft, AIRBUS will carry out the installation during aircraft production.

- STC for Boeing
  - AERKOMM is currently in discussions both with Boeing and AKKA Technologies in France for the issue of a STC with respect to the Boeing B737 aircraft family. Currently waiting for board approval.

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A SEASONED MANAGEMENT TEAM AND BOARD OF DIRECTORS

- Executive Management team
- Key members
- Board of Directors

7.

7. A SEASONED MANAGEMENT TEAM AND BOARD OF DIRECTORS

Executive Management team



Louis GIORDIMAINA
CEO

- Experienced airline executive with more than 40+ years of experience in the aviation industry
- Former CEO of Air Malta and of Lufthansa Technik Malta
- Fellow of the Royal Aeronautical Society and graduate of the University of Warwick

Jeffrey WUN
CTO and Director of the Board



- 25+ years of experience in the communications industry
- Specialist in satellite communication systems applied to Wi-Fi technologies
- Former specialist at Samsung Electronics and MediaTEK USA
- B.S. in Biochemistry and Computer Science from Chinese University of Hong Kong

Georges CALDIRONI
COO



- Experienced former Airbus executive with more than 40+ years of experience in the technical, design office, customer support and management
- Specialist in connectivity and IFE
- Graduated in electronics and Master's degree in computing

Y. Tristan KUO
CFO and Treasurer



- 30+ years of experience in accounting, financing and information systems
- Extensive experience with US listed companies
- Master's degree in Accounting from Ohio State University and Bachelor's degree in Economics from Soochow University in Taipei

7. A SEASONED MANAGEMENT TEAM AND BOARD OF DIRECTORS

- Key members

Joel Palhol
Quality Manager



- Former Quality Manager of Airbus Industrie and Zodiac Aerospace
- EASA Production & Design approval expert
- Graduated in Aeronautical Technologies from Toulouse University

John Yang
Program Manager A320



- 30+ Years of experience in software and system product development
- Comprehensive knowledge of real-time embedded systems, network protocol and virtualization, CDN/Video and Android
- Held major engineering positions in ApeirOne US, Beijing Fortunet and Asoka US
- Graduated in PME from Taiwan University and Masters SEE from Florida University

Peter Ho
Sales & Marketing Manager



- 30+ years of experience in management, marketing and advertising in media industry
- Graduate of the University of Louisiana at Lafayette, USA

7. A SEASONED MANAGEMENT TEAM AND BOARD OF DIRECTORS

■ Board of Directors



Jeffrey WUN, *CTO and Director of the Board*

- President and CEO since December 31, 2017
- 25+ years of experience in the communications industry
- Specialist in satellite communication systems applied to Wi-Fi technologies
- B.S. in Biochemistry and Computer Science from Chinese University of Hong Kong



Jan-Yung LIN, *Secretary & Director*

- 20+ years in corporate and business law practice
- Magna cum laude from Cornell Law School with a J.D. degree and an LL.M. degree in International and Comparative Law, an M.B.A. degree from the University of California, Berkeley and a bachelor's degree from the National Taiwan University



Albert HSU, *Director*

- Has been admitted to practice law as a corporate and business lawyer and patent attorney in Taiwan since 2002
- Master of Law and Bachelor of Law from National Taiwan University

Audit Committee

Compensation Committee and Nominating & Governance Committee



James J. BUSUTTIL, *Chairman and Independent Director*

- 12 years as a member of the Permanent Court of Arbitration (PCA)
- Attorney admitted to practice law in the State of New York, USA
- Has represented banks and financial institutions based in the United States and other countries in private sector financing of domestic and international projects, negotiated alternative energy project financings, handled transnational mergers and joint ventures, represented equity investors in venture capital transactions and organized investment funds.



Raymond CHOY, *Independent Director & Audit Chair*

- Certified public accountant since 2006 and chartered global management accountant since 2013
- BBA from California State Polytechnic University



Colin LIM, *Independent Director*

- Significant Investment experience
- Degree in engineering and business from New South Wales University, Australia



Richmond AKUMIAH, Independent *Director*

- Associate member of the American Society of Civil Engineers
- MBA degree in Finance from New York University and a Bachelor's degree in Engineering from Harvard University

NOTES

NOTES

NOTES

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